Scudder
Medium Term
Tax Free Fund

Annual Report
December 31, 1997

Pure No-Load(TM) Funds


A fund that seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER         (logo)

                        Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 4/12/83   Total Net Assets as of        Ticker Symbol:  SCMTX
                             12/31/97: $657 million
--------------------------------------------------------------------------------


o Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 3.89% as of December 31, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.08% and 6.44%, respectively.

o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through December 31, 1997.*

o For one-, three-, and five-year periods, the Fund's total returns placed it in the top 30% of performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 4 for additional Lipper performance information.


                                Table of Contents

   3  Letter from the Fund's President   24  Notes to Financial Statements
   4  Performance Update                 27  Report of Independent Accountants
   5  Portfolio Summary                  28  Tax Information
   6  Portfolio Management Discussion    29  Shareholder Meeting Results
   9  Glossary of Investment Terms       32  Officers and Trustees
  10  Investment Portfolio               33  Investment Products and Services
  20  Financial Statements               34  Scudder Solutions
  23  Financial Highlights



* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-, five-, and ten-year performance, and was rated among 1494, 720, and 337 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                     2 - Scudder Medium Term Tax Free Fund

                          Letter from the Fund's President


Dear Shareholders,

     We are pleased to report to you on Scudder Medium Term Tax Free Fund's performance over its most recent 12-month reporting period ended December 31, 1997. In addition to the Fund's four-star Morningstar rating as of December 31 (see page 2), the Fund placed in the top 30% of similar tax-free funds tracked by Lipper for total return performance over one-, three-, and five-year periods. The Fund also posted a 3.89% 30-day net annualized SEC yield as of December 31, which is equivalent to a taxable yield of 6.44% for investors in the top federal tax bracket. Though municipal bond yields are currently lower than in recent years, the difference or "spread" between bond yields and inflation during the Fund's most recent fiscal year was larger than it has been since December 1994. Regardless of the overall level of interest rates, this spread represents what bond investors really earn. Please see the discussion beginning on page 6 for more information.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     If you have any questions regarding Scudder Medium Term Tax Free Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Medium Term Tax Free Fund

                     3 - Scudder Medium Term Tax Free Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/97  $10,000   Cumulative  Annual
--------------------------------------
SCUDDER GROWTH AND INCOME FUND
--------------------------------------
1 Year    $ 10,769      7.69%    7.69%
5 Year    $ 13,710     37.10%    6.51%
10 Year*  $ 19,794     97.94%    7.07%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $ 10,921      9.21%    9.21%
5 Year    $ 14,263     42.63%    7.36%
10 Year   $ 22,791    127.91%    8.58%
--------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER MEDIUM TERM TAX FREE FUND
Year             Amount
----------------------
'87            $10,000
'88            $10,492
'89            $11,121
'90            $11,821
'91            $13,254
'92            $14,438
'93            $16,018
'94            $15,458
'95            $17,622
'96            $18,381
'97            $19,794

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,903
'89            $12,203
'90            $13,093
'91            $14,683
'92            $15,979
'93            $17,941
'94            $17,013
'95            $19,984
'96            $20,669
'97            $22,791

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                       1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.02   $ 10.04  $ 10.11  $ 10.22  $ 10.86  $ 11.36  $ 10.39  $ 11.26  $ 11.15  $ 11.41
INCOME DIVIDENDS..   $   .54   $   .56  $   .54  $   .67  $   .65  $   .60  $   .53  $   .54  $   .53  $   .52
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $    --  $    --  $   .01  $   .03  $   .06  $   .05  $   .05  $   .02  $   .05
FUND TOTAL
RETURN (%)........      4.92      6.00     6.29    12.13     8.93    10.94    -3.50    14.32     4.02     7.69
INDEX TOTAL
RETURN (%)........     10.16     10.79     7.29    12.14     8.82    12.28    -5.17    17.46     4.43     9.21

*ON NOVEMBER 1, 1990, THE FUND ADOPTED ITS PRESENT NAME AND OBJECTIVES.
PRIOR TO THAT DATE, THE FUND WAS KNOWN AS THE 1990 PORTFOLIO OF THE SCUDDER TAX FREE TARGET FUND AND ITS OBJECTIVE WAS TO PROVIDE HIGH TAX-FREE INCOME AND CURRENT LIQUIDITY. SINCE ADOPTING ITS CURRENT OBJECTIVES, THE CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS ARE 70.52% AND 7.73%, RESPECTIVELY. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses for the period November 1, 1990 through October 31, 1995, the average annual total return of the Fund for the five year and ten year periods would have been lower.


                      4 - Scudder Medium Term Tax Free Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility Revenue           20%
Core Cities/Lease                  16%
Hospital/Health                    14%
State General Obligation           10%
Other General Obligation/Lease      6%
School District/Lease               6%
Sales & Special Tax                 5%
Toll Revenue                        5%
Resource Recovery                   4%
Miscellaneous Municipal            14%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As of December 31, the Fund held
securities issued in 34 states plus
the District of Columbia and the
Virgin Islands.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                                58%
AA                                 14%
A                                  16%
BBB                                10%
NR                                  2%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall credit quality remain high,
with 72% of Fund assets rated AAA
or AA.
---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                    5%
1 - 5 years                        29%
5 - 10 years                       54%
10 - 15 years                      12%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 6.4 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, the Fund maintained
an average effective maturity comparable to its competitive universe.


                      5 - Scudder Medium Term Tax Free Fund

                        Portfolio Management Discussion

Dear Shareholders,

Reflecting investors' confidence in the bond market and the U.S. economy, municipal bonds performed well during 1997 and helped Scudder Medium Term Tax Free Fund post a 7.69% total return for its most recent fiscal year ended December 31. In addition, the Fund provided a 30-day net annualized SEC yield of 3.89% as of December 31, equivalent to fully taxable yields of 6.08% and 6.44%, respectively, for investors in the 36% and 39.6% tax brackets.

The Fund's 7.69% total return was based on a $0.26 increase in net asset value to $11.41, plus income distributions of $0.52, short-term gains of $0.01, and long-term gains of $0.04. The Fund's return outpaced the 7.16% average of 140 similar funds as tracked by Lipper Analytical Services, Inc. As shown in the accompanying chart, the Fund's average annual total returns place it in the top 30% of its peer group for the 12-month period, as well as for three- and five-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                        Bonds Benefit as Inflation Fades

The year 1997 was rewarding for most bond investors as the market's focus gradually shifted from the possibility of an overheating U.S. economy and increases in inflation to the Asian currency crisis and speculation about deflation. As Asian currencies such as the Korean won and the Thai baht surrendered approximately half of their value versus the U.S. dollar from July to December, expectations grew that lower-cost Asian imports and reduced profit expectations for global U.S.-based companies would keep the domestic economy and inflation under control for some time to come, despite nearly full employment.


 Competitive Total Return
 (Average annual returns for periods ended
 December 31, 1997)
 ---------------------------------------------------------
          Scudder
          Medium
         Term Tax                      Number
           Free                          of
           Fund      Lipper             Funds   Percentile
 Period   return     return     Rank   tracked   Ranking
 ---------------------------------------------------------
 1 year      7.69%    7.16%       41 of 140      Top 29%

 3 years     8.59%    7.98%       23 of 112      Top 21%

 5 years     6.51%    6.12%       13 of 49       Top 27%

 10 years*   7.07%    7.09%       11 of 21       Top 52%


Past performance does not guarantee future results.

*Scudder Medium Term Tax Free Fund adopted its current name and objective on November 1, 1990.



Yield declines and price gains in the municipal bond sector reflected this favorable environment. Despite an increase in new issue volume compared with 1996, municipal bonds posted price gains across the maturity spectrum. For example, yields of 10-year municipal bonds declined approximately one half of a percentage point, and their prices rose 4% during the period.


                     6 - Scudder Medium Term Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipal Yields Compared with Inflation
December 31, 1994 - December 31, 1997


LINE CHART DATA:

 ---------------------------------------------------------------------------
                                  CPI                10-year municipal bonds
 ---------------------------------------------------------------------------
    1/95                         2.80%                        5.80%
                                 3.05                         5.30
                                 2.76                         5.05
                                 2.81                         4.90
    1/96                         2.73                         4.65
                                 2.90                         5.00
                                 2.95                         5.15
                                 2.99                         5.00
    1/97                         3.04                         4.85
                                 2.50                         5.10
                                 2.23                         4.75
                                 2.08                         4.50
   12/97                         1.84                         4.60


(chart indicates a 2.76% Spread between the 10-year municipal bonds at 4.60% (12/97) and the CPI at 1.84% (12/97)

Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Source:  Salomon Brothers; Datastream


It's important to note that in the current environment of lower municipal yields and much lower inflation, "real" interest rates -- interest rates minus increases in the CPI, a recognized barometer of inflation -- have rarely been higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The above chart illustrates the gap between municipal bond yield levels and inflation since December 1994.

                     High Grade, Intermediate-Maturity Bonds

In conjunction with our primary goals of maximizing the Fund's yield while maintaining a significant degree of price stability, we continued to purchase high-grade, intermediate-maturity municipal bonds. On December 31, bonds with effective maturities between 5 and 10 years represented 54% of the Fund's portfolio. In addition, the Fund maintained an average effective maturity comparable to its competitive universe: As of December 31, 1997, Scudder Medium Term Tax Free Fund's average effective maturity was 6.4 years. During the period, we focused on premium bonds (which sell at a premium to par value and offer attractive characteristics in the current interest rate environment), and bonds with complex credit profiles or structures that offered attractive value.

Purchasing bonds with sufficient call protection remains a fundamental strategy, ensuring that a significant portion of the Fund's bonds are not retired before maturity. (Generally, as rates fall, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our emphasis on call protection provides a more reliable income stream than would exist if the Fund's portfolio held a significant proportion of bonds that could be called in before their stated maturities.

Diversification also remains an important strategy for the Fund, allowing the spread of risk over a large number of sectors, maturities, and geographic areas. As of December 31, 1997, the Fund held securities issued in 34 states plus the District of Columbia and the Virgin Islands. Lastly, the Fund's overall credit quality remains high, with 72% of Fund assets rated AAA or AA, or of equivalent quality. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or, if unrated, assigned a rating by Scudder. The Portfolio Summary on page provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                      7 - Scudder Medium Term Tax Free Fund

                          Inflation Expectation is Low

Amid the gloom (and economic pain for the people of Asia) of the Asian currency crisis is a ray of sunshine -- the relaxing of inflation worries in the U.S. bond market. Though no one can predict exactly how long it will last, we expect this slow-growth, low-inflation environment to continue and to benefit municipal bonds over the coming months. With this in mind, we will continue to purchase selected intermediate-term municipal bonds with attractive coupon structures and, where possible, call protection, with an eye toward extending the Fund's average maturity. At the same time, we will attempt to limit the amount of taxable capital gains generated through turnover in the Fund's portfolio, carefully weighing each trade. As always, rather than attempting to predict short-term market movements, we will look for value as we seek high tax-free income and attractive total returns for our investors.

Sincerely,
Your Portfolio Management Team

/s/Donald C. Carleton         /s/M. Ashton Patton

Donald C. Carleton            M. Ashton Patton


                               Scudder Medium Term
                                 Tax Free Fund:
                          A Team Approach to Investing

  Scudder Medium Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by SKI's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Donald C. Carleton has had responsibility for Scudder Medium Term Tax Free Fund's day-to-day operations since he joined SKI in 1983. Don, who has worked in the investment industry for more than 25 years, also serves as Lead Portfolio Manager for Scudder Managed Municipal Bonds, Scudder Ohio Tax Free Fund, and Scudder Pennsylvania Tax Free Fund. M. Ashton Patton, Portfolio Manager, became a member of the team in 1989. Ashton, who has worked with municipal investments since joining SKI in 1986, focuses on the Fund's security selection.

                     8 - Scudder Medium Term Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND       A municipal bond backed by the "full faith and
                               credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                     An overall increase in the prices of goods and
                               services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                An interest-bearing debt security issued by a
                               state or local government entity.

 NET ASSET VALUE (NAV)         The price per share of a mutual fund based on
                               the sum of the market value of all the
                               securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD      The level of yield a fully taxable instrument
                               would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD              The standard yield reference for bond funds,
                               based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                  The most common yardstick to measure the
                               performance of a fund. Total return --
                               annualized or compound -- is based on a
                               combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Medium Term Tax Free Fund

                  Investment Portfolio as of December 31, 1997

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.1%
------------------------------------------------------------------------------------------------------------------------------
Arizona
Arizona Educational Loan Marketing Corporation, Educational Loan Revenue,
  35 Day Auction, Series 1997A, 4.15%, 12/1/02* ................................  3,850,000          AA              3,850,000
Florida
Halifax Hospital Medical Center, FL, Hospital Revenue, 35 Day Auction,
  Series A, 3.84%, 10/1/19 (c)* ................................................  3,000,000          AAA             3,000,000
Kansas
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light,
  Series B, 35 Day Auction, 4.15%, 12/1/23* ....................................  4,330,000          A               4,330,000
New Mexico
New Mexico Educational Assistance Foundation, Student Loan Revenue, 35 Day
  Auction, Series 1995 A-1, 4.22%, 11/1/25* ....................................  1,000,000          AAA             1,000,000
North Dakota
Grand Forks, ND, Hospital Facilities Revenue, Series 1992, Daily Demand Note,
  5.1%, 12/1/16* ...............................................................  1,000,000          MIG1            1,000,000
Ohio
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 5.25%, 3/1/17* ............................................    600,000          MIG1              600,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $13,780,000)                                                           13,780,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 97.9%
------------------------------------------------------------------------------------------------------------------------------
Alabama
Alabama Street Docks Department, Facilities Revenue, Series 1998, 6%,
  10/1/07 (c) ..................................................................  1,000,000          AAA             1,104,103
Alaska
North Slope Borough, AK, General Obligation:
  Capital Appreciation, Series A, Zero Coupon, 6/30/06 (c) ..................... 11,150,000          AAA             7,537,400
  Capital Appreciation, Series B, Zero Coupon, 6/30/04 (c) (f) ................. 19,500,000          AAA            14,527,890
  Series A, Zero Coupon, 6/30/02 (c) ...........................................  3,275,000          AAA             2,688,939
  Series A, Zero Coupon, 6/30/03 (c) (f) .......................................  7,000,000          AAA             5,471,410
Arizona
Arizona Health Facilities Authority, Phoenix Baptist Hospital and Medical
  Center, 6.1%, 9/1/03 (c) .....................................................  2,000,000          AAA             2,183,400
Maricopa County, AZ, School District #28, Kyrene Elementary, Series B:
  Zero Coupon, 1/1/03 (c) ......................................................  4,150,000          AAA             3,341,663
  Zero Coupon, 7/1/03 (c) ......................................................  2,000,000          AAA             1,575,940

    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Maricopa County, AZ, Unified School District #41, Capital Appreciation Bond:
   Zero Coupon, 7/1/03 (c) .....................................................  4,500,000          AAA             3,545,865
   Zero Coupon, 1/1/04 (c) .....................................................  6,000,000          AAA             4,612,920
   Zero Coupon, 7/1/06 (c) .....................................................  7,605,000          AAA             5,183,872
   Gilbert, Zero Coupon, 7/1/05 (c) ............................................  1,790,000          AAA             1,281,103
   Gilbert, Zero Coupon, 1/1/06 (c) ............................................  2,925,000          AAA             2,039,281
Arkansas
Rogers, AR, Sales & Use Tax Revenue, Series 1996, 5.35%, 11/1/11 ...............  2,500,000          AA              2,569,600
California
California Health Facilities Finance Authority Revenue, Summit Medical Center,
  Series A, 6%, 5/1/06 (c) .....................................................  3,150,000          AAA             3,519,873
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.25%, 8/1/98 ................................................................  2,270,000          A               2,312,131
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien, Series A, Step-up coupon, 0% to 1/1/05, 7.05% to 1/1/09 ................  7,275,000          BBB             5,389,611
Long Beach, CA, Aquarium of the Pacific Project, Series 1995A, 5.75%, 7/1/05 ...  1,300,000          BBB             1,381,640
Orange County, CA, Local Transportation Authority, Sales Tax Revenue,
  Measure M, Step-down Coupon, 5.1% to 2/15/98, 4.3% to 2/15/01 (c) ............  5,100,000          AAA             5,118,972
Orange County, CA, Special Financing Authority, Teeter Plan Revenue, Series C,
  Mandatory Put 11/1/99 at 100, 6.15%, 11/1/14 .................................  2,600,000          A               2,674,022
Southern California Public Power Authority, Power Project Revenue, Palo Verde
  Project, Series 1996A, 6%, 7/1/07 (c)(f) .....................................  3,000,000          AAA             3,380,610
Colorado
Boulder County, CO, Industrial Development, Revenue Refunding, May Department
  Stores, Colorado Project, Series 1992, 6.25%, 9/1/07 .........................  3,500,000          A               3,726,205
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities
  Revenue:
  Series 1996, 6.1%, 12/1/05 ...................................................  2,780,000          AA              3,050,077
  Series 1996, 6.5%, 12/1/09 ...................................................  3,525,000          AA              4,056,923
Colorado Health Facilities Authority, Hospital Revenue, Rocky Mountain
  Adventist Healthcare Project, 6%, 2/1/98 .....................................  2,975,000          BBB             2,980,087
Connecticut
Bristol, CT, Resource Recovery, Ogden Martin System, 6.125%, 7/1/03 ............ 10,635,000          A              11,505,368
Connecticut State Health & Educational Facilities Authority, Windham Community
  Memorial Hospital, Series 1996C, 5.75%, 7/1/11 ...............................  3,700,000          BBB             3,778,662
District Of Columbia
District of Columbia, Certificate of Participation, Series 1993, 6.875%,
  1/1/03 .......................................................................  2,155,000          BB              2,259,065

    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
District of Columbia, General Obligation:
  Series 1993 A-1, 4.95%, 6/1/05 (c) ...........................................  3,940,000          AAA             4,058,633
  Series A, 5.625%, 6/1/02 (c) .................................................  8,360,000          AAA             8,811,273
  Series A, 5.8%, 6/1/04 (c) ...................................................  6,950,000          AAA             7,483,691
  Series D, 4.7%, 12/1/99 (c) ..................................................  5,435,000          AAA             5,501,035
  Refunding, Series 1993 A, 4.85%, 6/1/04 (c) ..................................  2,000,000          AAA             2,048,420
  Refunding, Series 1993 A, 5.875%, 6/1/05 (c) .................................  3,650,000          AAA             3,971,018
  Refunding, Series B, Zero Coupon, 6/1/01 (c) .................................  7,100,000          AAA             6,143,559
  Refunding, Series B, 5.3%, 6/1/05 (c) ........................................  8,000,000          AAA             8,416,000
District of Columbia, Redevelopment Land Agency, DC Sports Arena, Special Tax,
  Series 1996, 5.625%, 11/1/10 .................................................  2,830,000          BBB             2,893,449
Florida
Dade County, FL, Guaranteed Entitlement Revenue, Prerefunded 2/1/06:
  Zero Coupon, 8/1/14 (c)(d) ...................................................  4,000,000          AAA             1,541,200
  Zero Coupon, 8/1/18 (c)(d) ...................................................  6,000,000          AAA             1,694,880
Orange County, FL, Health Facilities Authority Revenue HSP - Orlando Regional
  Healthcare, Series 1996A, 6%, 10/1/03 (c) ....................................  3,000,000          AAA             3,271,500
Georgia
Georgia State General Obligation, Series B, 6.75%, 9/1/10 ......................  5,370,000          AAA             6,480,140
Hawaii
Hawaii State General Obligation, Unlimited Tax, Series 1993 CI, 4.75%,
  11/1/08 ......................................................................  7,050,000          AA              7,225,545
Illinois
Alton, IL, Health Facilities Revenue, 6.7%, 2/15/00 (c) ........................  1,550,000          AAA             1,589,246
Arlington Heights, IL, Park District, Series 1997, 4%, 12/1/98 (c) .............  1,430,000          AAA             1,432,803
Berwyn, IL, Hospital Revenue, MacNeal Memorial Hospital, Series 1995, 5.25%,
  6/1/04 (c) ...................................................................  3,935,000          AAA             4,117,820
Chicago, IL, Water Revenue, Capital Appreciation, Series 1997, Zero Coupon,
  11/1/11 (c) ..................................................................  5,000,000          AAA             2,501,350
Cook County, Il, Community Unit School District 401, Elmwood Park, Series 1997:
  Zero Coupon, 12/1/07 (c) .....................................................  2,400,000          AAA             1,499,448
  Zero Coupon, 12/1/09 (c) .....................................................  3,625,000          AAA             2,024,164
Hoffman Estates, IL, Tax Incremental Revenue, Capital Appreciation, Junior Lien,
  Series 1991:
   Zero Coupon, 5/15/04 ........................................................  2,450,000          A               1,830,175
   Zero Coupon 5/15/06 .........................................................  8,500,000          A               5,732,910

    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Illinois, General Obligation:
  6.7%, 6/1/03 .................................................................  3,640,000          AA              3,914,128
  4.6%, 12/1/05 ................................................................  5,000,000          AA              5,070,100
Illinois Development Finance Authority Refunding Revenue, Commonwealth Edison,
  Series 1994, 5.3%, 1/15/04 (c) ...............................................  7,500,000          AAA             7,858,050
Illinois Educational Facilities Authority Revenue, Loyola University, Revenue
  Refunding, Series 1991A, Zero Coupon, 7/1/02 (c) .............................  2,130,000          AAA             1,752,692
Illinois Health Facilities Authority:
  Evangelical Hospitals, Series B, 6.1%, 4/15/01 (c) ...........................  1,240,000          AAA             1,313,730
  Memorial Hospital, Sisters Services, Series A, 6%, 6/1/99 (c) ................  2,500,000          AAA             2,570,175
  Sisters Services, Series C:
   5.875%, 6/1/98 (c) ..........................................................  2,400,000          AAA             2,421,048
   6.1%, 6/1/00 (c) ............................................................  1,500,000          AAA             1,570,155
   6.2%, 6/1/01 (c) ............................................................  1,900,000          AAA             2,025,115
Kendall, Kane and Will Counties, IL, School District, Zero Coupon,
  3/1/03 (c) ...................................................................  1,345,000          AAA             1,069,813
Macon and Decatur County, IL, Public Building Commission, Certificate of
  Participation, General Obligation, 6.3%, 1/1/00 (c) ..........................  1,320,000          AAA             1,378,318
Metropolitan Pier and Exposition Authority of Illinois, McCormick Place
  Expansion Project, Coupon Receipts, Zero Coupon, 6/15/04 (c) ................. 14,400,000          AAA            10,818,000
Rosemont, IL, Tax Increment-2, Secondary, Series B, Zero Coupon, 12/1/02 (c) ...  2,785,000          AAA             2,250,670
Rosemont, IL, Tax Increment-3, Secondary, Series C, Zero Coupon, 12/1/02 (c) ...  3,345,000          AAA             2,703,228
Indiana
Indiana Health Facility Finance Authority Hospital Revenue, Charity Obligation
  Group, Series D, Mandatory Put 11/1/07 @ 100, 5%, 11/1/26 ....................  3,500,000          AA              3,573,395
Indiana Housing Finance Authority, Single Family Mortgage Revenue, Series
  1995 C-1, 5.25%, 7/1/12 ......................................................  1,830,000          AAA             1,854,302
Indianapolis, IN, Resource Recovery Revenue, Ogden Martin Systems Inc. Project,
  6.75%, 12/1/07 (c) ...........................................................  6,000,000          AAA             7,017,660
Madison County, IN, Hospital Authority, Holy Cross Health System, 6.7%,
  12/1/02 (c) ..................................................................  1,385,000          AAA             1,533,389
Iowa
Iowa Certificate of Participation, Series 1992A, 6.25%, 7/1/02 (c) .............  5,000,000          AAA             5,401,450
Kansas
Kansas City, KS, Utility System Revenue:
  Zero Coupon, 3/1/03 (c) ......................................................  3,850,000          AAA             3,084,043
  Zero Coupon, 3/1/03 (c) ......................................................  2,750,000          AAA             2,203,988

    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986A,
  7.35%, 2/1/03** ..............................................................  5,055,000          A               5,744,148
Lousiana Housing Finance Agency, Mortgage Revenue Refunding, Single Family,
  Series 1995 C-1, 5.125%, 12/1/10 (c) .........................................  2,140,000          AAA             2,172,014
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986, 5.95%,
  11/1/14 (c) ..................................................................  1,875,000          AAA             2,053,650
Massachusetts
Massachusetts General Obligation:
  Refunding, Series B, 6.375%, 8/1/02 ..........................................  2,150,000          A               2,345,844
  Series A, 6.4%, 8/1/03 .......................................................  1,000,000          A               1,104,690
Massachusetts Health & Educational Facilities Authority, St. Joseph's Hospital,
  Series C, Prerefunded 10/1/99, 9.5%, 10/1/20 (d) .............................  2,780,000          AAA             3,086,745
Massachusetts Housing Finance Agency, Series 1992C, FNMA Collateralized:
  6.25%, 5/15/02 ...............................................................  2,000,000          AAA             2,120,300
  6.25%, 11/15/02 ..............................................................  3,420,000          AAA             3,646,678
Massachusetts Industrial Finance Agency:
  Resource Recovery, North Andover Solid Waste, Series A, 6.15%, 7/1/02 ........  3,250,000          BBB             3,422,738
  Sturdy Memorial Hospital, 7.9%, 6/1/09 .......................................  1,735,000          BBB             1,840,887
Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue,
  Series A, 6.625%, 7/1/03 .....................................................  3,165,000          A               3,442,919
Massachusetts Water Resource Authority, Series A, 7.25%, 4/1/01 ................  1,000,000          A               1,084,870
New England Education Loan Marketing Corp., Massachusetts Student Loan Revenue
   Refunding, Issue E, 5%, 7/1/99 ..............................................  3,000,000          A               3,034,980
Michigan
Greater Detroit, MI, Resource Recovery Authority, Revenue Refunding, Series B,
  6.25%, 12/13/08 (c) ..........................................................  5,625,000          AAA             6,463,856
Michigan Municipal Bond Authority, Local Government Loan Program, School
  Improvement, Zero Coupon, 6/15/06 (c) ........................................  4,750,000          AAA             3,257,740
Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/08 ......................................................  2,000,000          BBB             2,142,880
Romulus Township, MI, School District, Series II, Zero Coupon,
  Prerefunded 5/1/07, 5/1/22 (c)(d) ............................................ 12,400,000          AAA             2,965,584
Mississippi
Mississippi Higher Education Assistance Corp., Student Loan Revenue,
  Series 1992A, 6.2%, 1/1/02 ...................................................  1,200,000          A               1,263,156
Mississippi Hospital Equipment and Facilities Authority Revenue, Rush Medical
  Foundation, Series 1997A, 5.4%, 1/1/07 .......................................  1,920,000          BBB             1,953,542

    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Nevada
Clark County, NV, School District, General Obligation, Building and
  Renovation, Series B, 6.5%, 6/15/07 ..........................................  7,000,000          AAA             8,091,720
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/11 ......................................................................  2,545,000          AA              2,661,968
New Hampshire
New Hampshire Higher Education & Health Facilities Authority, Hospital Revenue:
  Catholic Charities, Series 1997A, 5.75%, 8/1/11 ..............................  1,300,000          NR              1,325,831
  Frisbie Memorial Hospital, Series 1993, 5.25%, 10/1/99 .......................  1,385,000          BBB             1,402,243
New Jersey
New Jersey Economic Development Authority, Series A, 7%, 7/1/04 (c) ............  2,500,000          AAA             2,870,850
New Jersey, State General Obligation, Series E, 6%, 7/15/03 ....................  5,750,000          AA              6,259,623
New York
Metropolitan Transportation Authority of New York:
  Commuter Facilities Revenue:
   6.75%, 7/1/00 ...............................................................  1,200,000          BBB             1,272,780
   6.9%, 7/1/01 ................................................................  1,280,000          BBB             1,388,378
  Transit Facilities Revenue:
   Series M, 5.5%, 7/1/08 (c) ..................................................  6,320,000          AAA             6,885,703
   Service Contract, 6.75%, 7/1/00 .............................................  2,270,000          BBB             2,407,676
   Service Contract Lease Revenues, 6.9%, 7/1/01 ...............................  2,415,000          BBB             2,619,478
   Service Contract, Series O, 5.75%, 7/1/07 ...................................  1,975,000          BBB             2,118,365
New York City, NY, General Obligation:
  Series 1992 B, 6.4%, 10/1/02 .................................................  4,905,000          A               5,312,213
  Series 1995 B, 6.75%, 8/15/03 ................................................  7,000,000          A               7,759,570
  Series 1995 E, 6.6%, 8/1/04 ..................................................  2,500,000          A               2,775,125
  Series 1996 A, 7%, 8/1/06 ....................................................  2,000,000          A               2,304,940
  Series 1996 G, 6.75%, 2/1/09 .................................................  8,000,000          A               9,201,920
  Series A, 7%, 8/1/04 .........................................................  7,650,000          A               8,659,112
  Series A, 6%, 8/1/05 (c) .....................................................  2,560,000          AAA             2,817,229
  Series B, 6.6%, 10/1/03 ...................................................... 10,200,000          A              11,147,376
  Series B, 7.25%, 8/15/07 .....................................................  2,800,000          A               3,306,884
  Series C, 6.3%, 8/1/03 (c) ...................................................     50,000          AAA                54,757
  Series H, 6.9%, ETM, 2/1/01** ................................................    505,000          AAA               546,652

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Authority:
  State University, 6.8%, 5/15/00 (c) ..........................................  1,915,000          AAA             2,037,311
  City University System, Consolidated Revenue Lease, Series A, 5.5%, 7/1/03 ...  8,000,000          BBB             8,393,920
  City University System, Consolidated Revenue Lease, Series A, 5.5%,
   7/1/03 (c) ..................................................................  1,250,000          AAA             1,328,438
  College and University Pooled Capital Program, 7.8%, 12/1/05 (c) .............  1,045,000          AAA             1,096,174
  Cons City University System, 5.75%, 7/1/06 (c) ...............................  1,750,000          AAA             1,917,335
New York State Energy Research and Development Authority, Pollution Control
  Revenue, Electric and Gas, 5.9%, 12/1/06 (c) .................................  5,200,000          AAA             5,785,364
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/09 ..................................................  6,170,000          AAA             6,461,533
New York State Thruway Authority, Special Obligation, Zero Coupon, 1/1/02 ......  3,155,000          BBB             2,632,280
New York State Urban Development Corp. Revenue Correctional Facilities:
  Series A, 5.3%, 1/1/05 (c) ...................................................  7,000,000          AAA             7,397,600
  Series A, 5.4%, 1/1/06 (c) ...................................................  3,500,000          AAA             3,733,905
North Carolina
North Carolina, Municipal Power Agency #1, Catawba Electric Revenue:
  Series 1992, 5.9%, 1/1/03 (c) ................................................  2,550,000          AAA             2,738,930
  Series 1993, 4.1%, 1/1/05 (c) ................................................  3,000,000          AAA             2,956,920
North Dakota
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991, Zero
  Coupon, 5/1/00 (c) ...........................................................  2,850,000          AAA             2,590,707
Grand Forks, ND, Health Care Facilities, United Hospital Obligation Group,
  Series A, 6%, 12/1/02 (c) ....................................................  1,160,000          AAA             1,249,274
Ohio
Franklin County, Ohio, Health Care Facilities, Revenue Refunding, Ohio
  Presbyterian Services, Series 1997:
   5.15%, 7/1/07 ...............................................................  1,000,000          NR              1,004,480
   5.4%, 7/1/10 ................................................................  1,000,000          NR              1,001,080
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.375%, 7/1/04 ..............  4,495,000          BBB             4,798,862
Pennsylvania
Armstrong County, PA, Hospital Authority, St. Frances Medical Center, Series A,
  6.2%, 6/1/03 (c) .............................................................  3,090,000          AAA             3,377,586
Commonwealth of Pennsylvania, Certificate Participation, Series A, 5.4%,
  7/1/09 (c) ...................................................................  3,000,000          AAA             3,074,130
Delaware County, PA, Industrial Development Authority Revenue, Resource
  Recovery Facility, Series A, 6.5%, 1/1/08 ....................................  3,000,000          A               3,360,780

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Montgomery County, PA, Redevelopment Authority, Multi Family Housing, Revenue
  Refunding, KBF Associates, LP Project, 6%, 7/1/04 ............................  2,685,000          BBB             2,796,186
Philadelphia, PA, General Obligation, Refunding Revenue, Series A, 11.5%,
  8/1/99 (c) ...................................................................  1,000,000          AAA             1,113,530
Schuykill County, PA, Redevelopment Authority, Lease Rental, Series A, 6.55%,
  6/1/00 (c) ...................................................................  1,105,000          AAA             1,168,648
Scranton-Lackawanna, PA, Health & Welfare Authority, Community Hospital Medical
  Center Project, Series 1998, 5.5%, 7/1/08 (c)(e) .............................  2,725,000          AAA             2,909,346
Somerset County, PA, General Authority, Commonwealth Lease Revenue, ETM,
  6.45%, 10/15/00 (c)** ........................................................  2,000,000          AAA             2,125,940
South Carolina
South Carolina Jobs-Economic Development Authority, Franciscan Sisters of the
  Poor Health System Inc., St. Francis Hospital, 6.375%, 7/1/04 ................  3,420,000          BBB             3,651,192
Sumter County, SC, Hospital Facility, Revenue Refunding, Tuomey Medical
  Center, 6.375%, 11/15/99 (c) .................................................  1,000,000          AAA             1,043,110
South Dakota
South Dakota Student Loan Assistance Corp. Revenue, Series A, 7%, 8/1/98 .......    490,000          A                 499,139
Texas
Austin, TX, Combined Utility System Revenue, Zero Coupon, 11/15/09 (c) .........  6,775,000          AAA             3,848,878
Brownsville, TX, Utility System Revenue Refunding:
  Series 1995, 6%, 9/1/08 (c) ..................................................  1,000,000          AAA             1,127,440
  Series 1995, 6%, 9/1/09 (c) ..................................................  2,700,000          AAA             3,045,951
Dallas, TX, Civic Center, Senior Lien, 8.6%, 1/1/06 ............................  1,115,000          A               1,137,010
Denison, TX, Hospital Authority, Revenue Bond, Texoma Medical Center Project,
  Inc., Series 1997, 6.125%, 8/15/12 ...........................................  1,000,000          BBB             1,056,530
Harris County, TX, Toll Road Authority, Toll Road Revenue, Subordinate Lien:
  Series A, Zero Coupon, 8/15/06 (c) ...........................................  3,915,000          AAA             2,642,821
  Series A, Zero Coupon, 8/15/07 (c) ...........................................  1,050,000          AAA               674,048
Richardson, TX, Hospital Authority Refunding and Improvement, Richardson
  Medical Center, Series 1993, 6.5%, 12/1/12 ...................................  1,825,000          BBB             1,939,555
San Antonio, TX, General Obligation General Improvement:
  Series 1996, 6%, 8/1/07 (e) ..................................................  1,000,000          AA              1,109,670
  Series 1996, 6%, 8/1/08 (e) ..................................................  2,150,000          AA              2,387,231
Texas Municipal Power Agency, Zero Coupon, 9/1/07 (c) ..........................  8,385,000          AAA             5,371,683
Texas Public Finance Authority, Building Revenue Refunding, Zero Coupon,
  2/1/09 (c) ...................................................................  5,860,000          AAA             3,456,521

    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utah
Intermountain Power Agency, UT, Power Supply Revenue:
  Series B, 6.25%, 7/1/06 (c) ..................................................  8,000,000          AAA             9,028,000
  Series B, Zero Coupon, 7/1/01 (c) ............................................ 10,495,000          AAA             9,049,209
  Series B, Zero Coupon, 7/1/02 (c) ............................................  2,500,000          AAA             2,057,150
Salt Lake County, UT, Water Conservation District, Series A, Zero Coupon,
  10/1/03 (c) ..................................................................  3,200,000          AAA             2,487,328
Virgin Islands
Virgin Islands, General Obligation, Public Finance Authority Revenue,
  Matching Fund Loan Notes:
   Series A, 6.7%, 10/1/99 .....................................................  3,170,000          NR              3,299,938
   Series A, 6.8%, 10/1/00 .....................................................  1,035,000          NR              1,099,418
Washington
Clark County, WA, Public Utility District #1, Generating System Revenue
  Bonds, 6%, 1/1/07 (c) (f) .................................................... 12,150,000          AAA            13,505,576
King County, WA, Public Hospital District, Hospital Facility, Refunding
  Revenue, Valley Medical Center, 6%, 9/1/09 (c) ...............................  1,940,000          AAA             2,179,784
Snohomish County, WA, Public Utility District #1, Series 1991B, 6.4%, 1/1/00 ...  2,000,000          A               2,091,380
Washington Public Power Supply System:
  Nuclear Project #1, Refunding Revenue:
   Series A, 6%, 7/1/05 (c) ....................................................  2,950,000          AAA             3,236,917
   Series B, 5.15%, 7/1/02 .....................................................  5,275,000          AA              5,456,671
   Series B, 5.25%, 7/1/03 .....................................................  5,555,000          AA              5,786,199
  Nuclear Project #2, Refunding Revenue:
   Series 1990c, 7.5%, 7/1/03 ..................................................  5,800,000          AA              6,450,586
   Series A, 6.3%, 7/1/01 ......................................................  6,000,000          AA              6,398,160
   Series A, 4.9%, 7/1/05 ......................................................  4,330,000          AA              4,419,891
   Series A, 5.8%, 7/1/07 ......................................................  2,120,000          AA              2,302,129
   Series A, 5.25%, 7/1/08 .....................................................  3,000,000          AA              3,097,560
   Series B, 5.15%, 7/1/02 .....................................................  6,085,000          AA              6,294,567
  Nuclear Project #3, Refunding Revenue:
   Series B, 7.15%, 7/1/01 .....................................................  1,310,000          AA              1,406,298
   Series B, 5.15%, 7/1/02 .....................................................  3,165,000          AA              3,274,003
   Series B, 5.25%, 7/1/03 .....................................................  3,000,000          AA              3,124,860
   Series B, Zero Coupon, 7/1/04 (c) ...........................................  8,000,000          AAA             5,960,160
Washington State Housing Finance, Series A, 7.1%, 12/1/17 ......................  1,140,000          AAA             1,168,523

    The accompanying notes are an integral part of the financial statements.

                     18 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
West Virginia
South Charleston, WV, Pollution Control Revenue, Union Carbide, 7.625%,
  8/1/05 .......................................................................  2,000,000          BBB             2,349,240
Wisconsin
Wisconsin Health & Education Facilities Authority:
  Columbia Hospital Inc., 6.125%, 11/15/01 (c) .................................  1,000,000          AAA             1,069,550
  Mercy Health System Corporation:
   6%, 8/15/05 (c) .............................................................  1,400,000          AAA             1,541,554
   6.125%, 8/15/06 (c) .........................................................  1,480,000          AAA             1,653,352
   6.25%, 8/15/07 (c) ..........................................................  1,000,000          AAA             1,133,220
  Wheaton Franciscan Hospital:
   6%, 8/15/02 (c) .............................................................  1,000,000          AAA             1,073,550
   5.8%, 8/15/04 (c) ...........................................................  1,675,000          AAA             1,808,447
   6%, 8/15/07 (c) .............................................................  2,000,000          AAA             2,232,080
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $606,332,721)                                                          646,862,292
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $620,112,721) (a)                                                       660,642,292
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $620,112,721. At December 31, 1997, net unrealized appreciation based on tax cost for all securities was $40,529,571. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $40,529,571.

  (b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA.

  (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

  (e) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

  (f) At December 31, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

  ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.

                     19 - Scudder Medium Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $620,112,721) ..............       $ 660,642,292
                 Cash ...............................................................              48,064
                 Interest receivable ................................................           9,261,436
                 Receivable for investments sold ....................................           1,235,000
                 Receivable for Fund shares sold ....................................           1,369,449
                 Other assets .......................................................              14,265
                                                                                           ----------------
                 Total assets .......................................................         672,570,506
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................           6,562,102
                 Payable for when issued and forward delivery securities ............           7,127,377
                 Dividends payable ..................................................             924,643
                 Payable for Fund shares redeemed ...................................             476,869
                 Accrued management fee .............................................             314,040
                 Other payables and accrued expenses ................................             214,436
                                                                                           ----------------
                 Total liabilities ..................................................          15,619,467
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 656,951,039
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ..........          40,529,571
                 Accumulated net realized gain ......................................             239,052
                 Paid-in capital ....................................................         616,182,416
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 656,951,039
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($656,951,039 / 57,554,739 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ......................................................              $11.41
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                     20 - Scudder Medium Term Tax Free Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...........................................................       $  34,705,748
                                                                                            -----------------
                 Expenses:
                 Management fee .....................................................           3,710,976
                 Services to shareholders ...........................................             595,684
                 Custodian and accounting fees ......................................             192,634
                 Trustees' fees and expenses ........................................              36,975
                 Reports to shareholders ............................................              77,766
                 Auditing ...........................................................              52,426
                 Registration fees ..................................................              31,483
                 Legal ..............................................................              12,965
                 Other ..............................................................              23,709
                                                                                            -----------------
                                                                                                4,734,618
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         29,971,130
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on:
                 Investments ........................................................           1,908,529
                 Futures ............................................................              65,289
                                                                                            -----------------
                                                                                                1,973,818
                                                                                            -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ........................................................          15,479,893
                 Futures ............................................................             148,706
                                                                                            -----------------
                                                                                               15,628,599
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    17,602,417
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  47,573,547
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     21 - Scudder Medium Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended December 31,
Increase (Decrease) in Net Assets                                                   1997             1996
-------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ......................................   $ 29,971,130    $ 32,089,048
                 Net realized gain (loss) from investments ..................      1,973,818       1,647,772
                 Net unrealized appreciation (depreciation) on investments
                    during the period .......................................     15,628,599      (7,456,056)
                                                                               --------------  ---------------
                 Net increase in net assets resulting from operations .......     47,573,547      26,280,764
                                                                               --------------  ---------------
                 Distributions to shareholders:
                 From net investment income .................................    (29,971,130)    (32,089,048)
                                                                               --------------  ---------------
                 From net realized gains from investment transactions .......     (2,873,760)     (1,232,175)
                                                                               --------------  ---------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................    128,178,450     100,528,576
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions ..............................     21,001,873      20,151,729
                 Cost of shares redeemed ....................................   (157,462,022)   (174,745,339)
                                                                               --------------  ---------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ............................................     (8,281,699)    (54,065,034)
                                                                               --------------  ---------------
                 Increase (decrease) in net assets ..........................      6,446,958     (61,105,493)
                 Net assets at beginning of period ..........................    650,504,081     711,609,574
                                                                               --------------  ---------------
                 Net assets at end of period ................................   $656,951,039    $650,504,081
                                                                               --------------  ---------------
Other Information
-------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................     58,325,377      63,217,191
                                                                               --------------  ---------------
                 Shares sold ................................................     11,430,174       9,072,101
                 Shares issued to shareholders in reinvestment of
                    distributions ...........................................      1,872,167       1,819,637
                 Shares redeemed ............................................    (14,072,979)    (15,783,552)
                                                                               --------------  ---------------
                 Net increase (decrease) in Fund shares .....................       (770,638)     (4,891,814)
                                                                               --------------  ---------------
                 Shares outstanding at end of period ........................     57,554,739      58,325,377
                                                                               --------------  ---------------

    The accompanying notes are an integral part of the financial statements.

                     22 - Scudder Medium Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 Years Ended December 31,
                                      1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning         ----------------------------------------------------------------------------------------
  of period ......................  $11.15   $11.26   $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02   $10.07
                                   ----------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income ............     .52      .53      .54      .53      .60      .65      .67      .54      .56      .54
Net realized and unrealized gain
  (loss) on investments ..........     .31     (.09)     .92     (.92)     .56      .27      .52      .07      .02     (.05)
                                   ----------------------------------------------------------------------------------------
Total from investment operations..     .83      .44     1.46     (.39)    1.16      .92     1.19      .61      .58      .49
                                   ----------------------------------------------------------------------------------------
Less distributions:
From net investment income .......    (.52)    (.53)    (.54)    (.53)    (.60)    (.65)    (.67)    (.54)    (.56)    (.54)
From net realized gains on
  investments ....................    (.05)    (.02)    (.05)    (.05)    (.06)    (.03)    (.01)      --       --       --
                                   ----------------------------------------------------------------------------------------
Total distributions ..............    (.57)    (.55)    (.59)    (.58)    (.66)    (.68)    (.68)    (.54)    (.56)    (.54)
                                   ----------------------------------------------------------------------------------------
Net asset value, end of            ----------------------------------------------------------------------------------------
  period .........................  $11.41   $11.15   $11.26   $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .............    7.69     4.02    14.32    (3.50)   10.94     8.93    12.13     6.29     6.00     4.92
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...................     657      651      712      701    1,017      661      268       27       54       99
Ratio of operating expenses net,
  to average daily net
  assets (%) .....................     .74      .72      .70      .63      .14       --       --      .97      .91      .79
Ratio of operating expenses
  before expense reductions, to
  average daily net assets .......     .74      .72      .72      .71      .75      .80      .88     1.00      .91      .79
Ratio of net investment income to
  average daily net assets (%) ...    4.67     4.75     4.92     4.94     5.35     6.07     6.44     5.37     5.62     5.05
Portfolio turnover rate (%) ......    13.4     14.1     36.1     33.8     37.3     22.4     14.0    116.9     15.7     31.2

On November 1, 1990, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Financial information for each of the three years in the period ended December 31, 1990 should not be considered representative of the present Fund.

(a) Total returns may have been lower had certain expenses not been reduced.

                     23 - Scudder Medium Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio and as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

                     24 - Scudder Medium Term Tax Free Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $83,842,301 and $92,350,861, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $33,416,033 and $44,757,083, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

                     25 - Scudder Medium Term Tax Free Fund

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. For the year ended December 31, 1997, the management fee aggregated $3,710,976 which was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997 the amount charged to the Fund by SSC amounted to $382,526 of which $29,515 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $91,551, of which $7,665 is unpaid at December 31, 1997.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $36,975.

                     26 - Scudder Medium Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Tax Free Trust and the Shareholders of Scudder Medium Term Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Medium Term Tax Free Fund, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 9, 1998

                     27 - Scudder Medium Term Tax Free Fund

                                 Tax Information

Of the dividends paid from net investment income for the fiscal year ended December 31, 1997, 100% were exempt interest dividends which are tax exempt for regular federal income tax purposes, and are not an item of tax preference for purposes of the federal alternative minimum tax, if applicable. The Fund paid distributions of $.04 per share from net long-term capital gains during the year ended December 31, 1997, of which 83% represents 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,863,701 as capital gain dividends for the year ended December 31, 1997, of which 14% represents 20% rate gains.

                     28 - Scudder Medium Term Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Medium Term Tax Free Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against          Abstain        Broker Non-Votes*
         ---           -------          -------        -----------------

      34,146,643       992,978         1,411,981               0

2.    To elect Trustees.

                                                     Number of Votes:
                                                     ----------------

                      Trustee                 For                      Withheld
                      -------                 ---                      --------

         Henry P. Becton, Jr.              35,706,563                  845,040

         Dawn-Marie Driscoll               35,688,029                  863,574

         Peter B. Freeman                  35,668,028                  880,589

         George M. Lovejoy, Jr.            35,701,310                  847,307

         Dr. Wesley W. Marple, Jr.         35,693,383                  855,233

         Daniel Pierce                     35,678,944                  869,672

         Kathryn L. Quirk                  35,673,391                  875,226

         Jean C. Tempel                    35,687,008                  861,609


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For             Against         Abstain         Broker Non-Votes*
         ---             -------         -------         -----------------

      31,619,740        1,897,855       2,018,591            1,015,417


                     29 - Scudder Medium Term Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For             Against         Abstain        Broker Non-Votes*
         ---             -------         -------        -----------------

      32,674,620        1,611,944       2,071,556            864,116

5. To approve the revision of certain fundamental investment policies.


                                                                          Number of Votes:
                                                                          ----------------

             Fundamental Policies                      For            Against           Abstain           Broker
             --------------------                      ---            -------           -------           ------
                                                                                                        Non-Votes*

      5.1   Diversification                        31,463,249        1,859,992         2,212,944        1,015,417

      5.2   Borrowing                              31,338,098        1,985,048         2,213,039        1,015,417

      5.3   Senior securities                      31,465,885        1,878,369         2,191,931        1,015,417

      5.4   Concentration                          31,408,289        1,931,780         2,196,117        1,015,417

      5.5   Loans                                  31,381,163        1,940,837         2,214,186        1,015,417

      5.6   Underwriting of securities             31,471,982        1,863,023         2,201,180        1,015,417

      5.7   Investment in real estate              31,463,417        1,872,508         2,200,260        1,015,417

      5.8   Purchase of physical commodities       31,463,230        1,879,984         2,192,972        1,015,417

      5.9   Investment in California municipal         N/A              N/A               N/A              N/A
            securities

      5.10  Investment in municipal securities     31,500,446        1,841,491         2,194,248        1,015,417

      5.11  Investment in Massachusetts                N/A              N/A               N/A              N/A
            municipal securities

      5.12  Investment in New York municipal           N/A              N/A               N/A              N/A
            securities

      5.13  Investment in Ohio municipal               N/A              N/A               N/A              N/A
            securities

      5.14  Investment in Pennsylvania                 N/A              N/A               N/A              N/A
            municipal securities


                     30 - Scudder Medium Term Tax Free Fund

      5.15  Investment in short-term municipal         N/A              N/A               N/A              N/A
            securities

      5.16  Elimination of tax diversification         N/A              N/A               N/A              N/A

      5.17  Purchases of voting securities         31,408,077        1,932,493         2,195,616        1,015,417

      5.18  Affiliated transactions                31,401,909        1,918,815         2,215,462        1,015,417

      5.19  Disclosed practices                        N/A              N/A               N/A              N/A

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        35,070,971                  386,642                   1,091,002

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                     31 - Scudder Medium Term Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

M. Ashton Patton*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     32 - Scudder Medium Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     33 - Scudder Medium Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     34 - Scudder Medium Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     35 - Scudder Medium Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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